Earnings Conference Call Second Quarter 2016 July 21, 2016 – 9:00am CT

2 Forward looking statements and non-GAAP measures We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2015, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, www.dovercorporation.com, where considerably more information can be found. This document contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or Dover’s earnings release and investor supplement for the second quarter, which are available on our website. 2

3 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 Q1 Q2 Q3* Q4* Q1* Q2 Earnings per share Adj. EPS* Q2 2016 Performance Earnings Per Share (continuing operations) Q2 Q2/Q2 * Excludes discrete tax benefits of $0.05 in Q3 2015, $0.06 in Q4 2015, $0.05 in Q1 2016, a $0.01 discrete tax expense in Q2 2016, and $0.07 gain on a disposition in Q1 2016 (d) See Press Release for free cash flow reconciliation 3 Quarterly Comments 2015 2016  Revenue growth from acquisitions and solid markets in Engineered Systems and Refrigeration & Food Equipment, offset by the impact of weak oil & gas markets and dispositions  US activity remains solid, excluding oil & gas markets. Asian and European activity remained soft  Segment margin impacted by lower volume, acquisition-related costs, deal costs and one-time items, partially offset by productivity and the net benefits of prior period restructuring  Bookings decline largely driven by oil & gas exposure and dispositions, partially offset by impact of acquisitions  Book-to-bill of 1.01 Note: EPS and Adj. EPS include restructuring costs of $0.10 in Q1 2015, $0.01 in Q2 2015, $0.05 in Q3 2015, $0.08 in Q4 2015, $0.07 in Q1 2016, and $0.04 in Q2 2016 Revenue $1.7B -4% $3.3B -5% EPS (cont.) $0.76 -22% $1.39 -18% Adj. EPS (cont.) $0.76 -22% $1.28 -24% Bookings $1.7B -2% $3.4B -3% Seg. Margin 13.1% -250 bps 12.4% -210 bps Adj. Seg. Margin (a) 13.7% -210 bps 13.1% -220 bps Organic Rev. (b) -7% -7% Net Acq. Growth (c) 3% 3% Cash flow from Ops $208M -5% $341M -3% FCF (d) $172M -2% $269M -4% (a) Adjusted for $9.2 million of restructuring in Q2 2016, $14.4M in Q1 2016, $3.1M in Q2 2015 and $24.1M in Q1 2015 6M 6M/6M (b) Change in revenue from businesses owned over 12 months, excluding FX impact (c) Change in revenue from acquisitions, less revenue from dispositions

4 Revenue Q2 2016 Energy Engineered Systems Fluids Refrigeration & Food Equip Total Dover Organic -28% 2% -8% 1% -7% Acquisitions - 3% 24% - 6% Dispositions - -4% - -5% -3% Currency -1% -1% - - - Total -29% - 16% -4% -4% 6M 2016 Energy Engineered Systems Fluids Refrigeration & Food Equip Total Dover Organic -31% 2% -6% 2% -7% Acquisitions - 3% 23% - 6% Dispositions - -4% - -5% -3% Currency -1% -1% -1% - -1% Total -32% - 16% -3% -5%

5 Energy  Revenue decrease driven by declines in oil & gas market fundamentals  Q2 2016 expected to be low point in Energy performance  Market macro stabilization – NA rig count steadied in Q2 – Oil prices remained in $45 - $50 range  Adjusted margin of 5.0% reflects volume and price declines  Bookings decline of 29% reflects weak market conditions  Book-to-bill at 0.95 5 $ in millions * Q2 2016 earnings adjusted for $5M related to temporary plant closure, $2M other one-time costs and $6M restructuring, Q2 2015 adjusted for $3M in restructuring costs Q2 2016 Q2 2015 % Change % Organic Revenue $259 $366 -29% -28% Earnings - $ 41 NM Margin - 11.2% -1120 bps Adj. Earnings* $ 13 $ 44 -66% Adj. Margin* 5.0% 12.0% -700 bps Bookings $246 $345 -29% -28% Revenue by End-Market % of Q2 Revenue Y / Y Growth Organic Growth Drilling & Production 63% -34% -32% Bearings & Compression 27% -14% -12% Automation 10% -34% -34%

6 Engineered Systems  Organic revenue growth of 2% – 9% organic growth in P & I driven by strong marking & coding and digital textile printing equipment markets – Industrial’s organic decline of 2% primarily driven by activity deferrals and tough comps in Environmental Solutions  Margin of 17.6% reflects the benefits of productivity, leverage on organic volume and favorable product mix  Bookings reflects organic and acquisition growth, partially offset by dispositions and FX  Book-to-bill of 0.96 6 Q2 2016 Q2 2015 % Change % Organic Revenue(a) $592 $593 Flat 2% Earnings $104 $ 97 8% Margin 17.6% 16.3% 130 bps Bookings(b) $571 $560 2% 4% Revenue by End-Market % of Q2 Revenue Y / Y Growth Organic Growth Printing & Identification 45% 15% 9% Industrial 55% -10% -2% $ in millions (a) Revenue was flat overall, reflecting organic growth of 2% and acquisition growth of 3%, offset by a 4% impact from dispositions and a 1% unfavorable impact from FX (b) Bookings growth of 2% reflects organic growth of 4% and acquisition growth of 3%, partially offset by a 4% impact from dispositions and a 1% unfavorable impact from FX

7 Fluids  Revenue growth driven by acquisitions and hygienic & pharma markets – Organic revenue decline driven by  Direct oil & gas exposure  Lower capital spending from integrated energy customers  Project timing  Margin impacted by lower organic volume, acquisitions, restructuring costs and deal costs  Bookings growth driven by acquisitions  Book-to-bill at 1.02 7 $ in millions Q2 2016 Q2 2015 % Change % Organic Revenue $406 $352 16% -8% Earnings $ 54 $ 70 -23% Margin 13.3% 20.0% -670 bps Adj. Earnings* $ 61 $ 70 -13% Adj. Margin* 15.0% 20.0% -500 bps Bookings $414 $334 24% -1% Revenue by End-Market % of Q2 Revenue Y / Y Growth Organic Growth Pumps 39% 2% -17% Fluid Transfer 61% 26% -2% * Q2 2016 earnings adjusted for $4M related to deal costs and $3M restructuring

8 Refrigeration & Food Equipment  Organic revenue growth of 1% offset by dispositions and FX – Retail refrigeration wins driving organic growth – Can shaping and commercial foodservice businesses are solid, food processing business is soft  Margin performance reflects product mix  Organic bookings growth of 4% driven by retail refrigeration, partially offset by dispositions and FX  Book-to-bill at 1.09 8 $ in millions Q2 2016 Q2 2015 % Change % Organic Revenue(a) $429 $448 -4% 1% Earnings $ 63 $ 66 -4% Margin 14.7% 14.7% Flat Bookings(b) $469 $487 -4% 4% Revenue by End-Market % of Q2 Revenue Y / Y Growth Organic Growth Refrigeration 77% -5% 2% Food Equipment 23% -3% -3% (a) Revenue decline of 4% reflects organic growth of 1%, offset by a 5% impact from dispositions (b) Bookings decline of 4% reflects organic growth of 4%, offset by a 7% impact from dispositions and a 1% unfavorable impact from acquisitions

9 Q2 2016 Overview 9 Q2 2016 Net Interest Expense $32 million, in-line with forecast Corporate Expense $25 million, in-line with forecast Effective Tax Rate (ETR) Q2 rate was 28.1%. Excluding discrete tax costs, tax rate was 27.3%, slightly lower than expected Capex $35 million, generally in-line with forecast Share Repurchases No activity

10 FY 2016 Guidance  Revenue – Organic revenue: (8% - 6%) – Acquisitions: ≈ 7% – Dispositions: (≈ 3%) – FX impact: (≈ 1%) – Total revenue: (5% - 3%)  Corporate expense: ≈ $108 million  Interest expense: ≈ $128 million  Full-year tax rate: ≈ 27.5% - 28%  Capital expenditures: ≈ 2.3% of revenue  FY free cash flow: ≈ 11% of revenue 2016 organic growth rate Energy (30% - 27%) Engineered Systems 1% - 3% Fluids (5% - 4%) Refrigeration & Food Equipment 2% - 3% Total organic (8% - 6%) Acquisitions ≈ 7% Dispositions (≈ 3%) FX Impact (≈ 1%) Total revenue (5% - 3%)

11 2016F EPS Guidance – Bridge  2015 EPS – Continuing Ops (GAAP) $ 3.74 – Less 2015 tax items(1): (0.11)  2015 Adjusted EPS $ 3.63 – Net restructuring(2): ≈ 0.07 – Performance including restructuring benefits(3): (0.37 - 0.31) – Compensation & investment: (0.20 - 0.17) – Net acquisitions(4): ≈ 0.12 – Shares(5): ≈ 0.08 – Interest / Corp. / Tax rate / Other (net): (0.02 - 0.01) – 2016 tax items(6): ≈ 0.04  2016F EPS – Continuing Ops $3.35 - $3.45 (1) Includes discrete tax benefits of $0.05 in Q3 2015 and $0.06 in Q4 2015 (4) Reflects operating earnings of acquisitions completed less dispositions completed, as well as the associated gain on disposition (5) Based on carryover benefit from 2015 share repurchase activity (2) Includes restructuring costs of $0.25 in FY 2015 and approximately $0.18 in FY 2016 (3) Includes restructuring benefits of $0.44 - $0.48, $0.02 of Q2 2016 deal costs, $0.04 of Q2 2016 one-time costs, and $0.03 of deal costs anticipated in Q3 2016 (6) Includes discrete tax benefits of $0.05 in Q1 2016 and a discrete tax cost of $0.01 in Q2 2016